                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                    PURSUANT TO SECTION 305(b)(2) (3)___(3)
                               ------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    48 Wall Street, New York, New York 10286

              (Address of principal executive offices) (Zip Code)
                              -------------------

                              The Bank of New York
                            10161 Centurion Parkway
                           Towermarc Plaza, 2nd Floor
                          Jacksonville, Florida 32256
                           Attn: Ms. Sandra Carreker
                                 (904) 998-4716

           (Name, address and telephone number of agent for service)
                              --------------------

                             OUTDOOR SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

 Delaware                                    7312                                86-0736400
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

              2502 N. Black Canyon Highway, Phoenix, Arizona 85009
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                              --------------------

                         OUTDOOR SYSTEMS PAINTING, INC.
             (Exact name of Registrant as specified in its charter)

 Arizona                                     7312                                86-0638522
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              --------------------

                     OS ADVERTISING OF TEXAS PAINTING,INC.
             (Exact name of Registrant as specified in its charter)

 Texas                                       7312                                86-0638816
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              --------------------

                               OS BASELINE, INC.
             (Exact name of Registrant as specified in its charter)

 Arizona                                     7312                                86-0795338
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)              Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              --------------------

                       DECADE COMMUNICATIONS GROUP, INC.
             (Exact name of Registrant as specified in its charter)

 Colorado                                    7312                                84-1291420
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)
                              --------------------

                   BENCH ADVERTISING COMPANY OF COLORADO, INC.

             (Exact name of Registrant as specified in its charter)

 Colorado                                    7319                                84-0862025
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              --------------------

                     NEW YORK SUBWAYS ADVERTISING CO., INC.
             (Exact name of Registrant as specified in its charter)

 Arizona                                  7319                                   86-0443845
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              --------------------

                                  OS BUS, INC.
             (Exact name of Registrant as specified in its charter)

 Georgia                                     7319                                86-0878376
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              --------------------

                        OUTDOOR SYSTEMS (New York), INC.
             (Exact name of Registrant as specified in its charter)

 New York                                    7312                                11-1821182
(State or other jurisdiction of    (Primary Standard Industrial                (IRS employer
 incorporation)                     Classification Code Number)             Identification No.)

                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              --------------------

                                William S. Levine
                             Chairman of the Board
                          2502 N. Black Canyon Highway
                             Phoenix, Arizona 85009
                                 (602) 246-9569
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                              --------------------
                                with copies to:

                            Gabriel Dumitrescu, Esq.
                         William B. Shearer, Jr., Esq.
                     Powell, Goldstein, Frazer & Murphy LLP
                     191 Peachtree Street, N.E., 16th Floor
                             Atlanta, Georgia 30303
                                 (404) 572-6600

                              --------------------
                   8 7/8% Senior Subordinated Notes due 2007
                      (Title of the indenture securities)

1.       General Information.

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York
                  2 Rector Street
                  New York, N.Y.  10006, and Albany, N.Y.  12203

                  Federal Reserve Bank of New York
                  33 Liberty Plaza
                  New York, N.Y.  10045

                  Federal Deposit Insurance Corporation
                  Washington, D.C.  20429

                  New York Clearing House Association
                  New York, N.Y.

                  Whether it is authorized to exercise corporate trust powers.

                  Yes.


2.       Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.  (See Note on page 4.)


16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 18th day of July, 1997.


                                        THE BANK OF NEW YORK


                                        By:  /s/ Sandra Carreker
                                             ___________________________
                                             Sandra Carreker, Agent

                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Outdoor Systems, Inc. Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                     THE BANK OF NEW YORK

                                     By:  /s/ Sandra Carreker
                                          ___________________________
                                          Sandra Carreker, Agent

                              EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
                                                                                                in Thousands

ASSETS
Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin                                                               $ 8,249,820
         Interest-bearing balances                                                               1,031,026
         Securities:
         Held-to-maturity securities                                                             1,118,463
         Available-for-sale securities                                                           3,005,838
Federal  funds sold in domestic offices of the bank:
         Federal funds sold                                                                      3,100,281

Loans and lease financing receivables:
         Loans and leases,
           net of unearned income                                                32,895,077
         LESS: Allowance for loan and
           lease losses                                                             633,877
         LESS: Allocated transfer
           risk reserve                                                                 429
         Loans and leases, net of unearned
           income and allowance and reserve                                                     32,260,771

                                                                                              Dollar Amounts
                                                                                                in Thousands

ASSETS
Assets held in trading accounts                                                                  1,715,214
Premises and fixed assets (including
         capitalized leases)                                                                       684,704
Other real estate owned                                                                             21,738
Investments in unconsolidated
         subsidiaries and associated
         companies                                                                                 195,761
Customers' liability to this bank
         on acceptances outstanding                                                              1,152,899
Intangible assets                                                                                  683,503
Other assets                                                                                     1,526,113
                                                                                               -----------
Total assets                                                                                   $54,746,131
                                                                                               ===========

LIABILITIES

Deposits:
         In domestic offices                                                                   $25,614,961
         Noninterest-bearing                                                     10,564,652
         Interest-bearing                                                        15,050,309
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs                                                     15,103,615
         Noninterest-bearing                                                        560,944
         Interest-bearing                                                        14,542,671
Federal  funds purchased in domestic offices of the bank:
         Federal funds purchased                                                                 2,093,286
Demand notes issued to the
         U.S. Treasury                                                                             239,354
Trading liabilities                                                                              1,399,064
Other borrowed money:
         With original maturity of one year
           or less                                                                               2,075,092
         With original maturity of more
           than one year                                                                            20,679

                                                                                              Dollar Amounts
                                                                                                in Thousands

ASSETS
Bank's liability on acceptances
           executed and outstanding                                                               1,160,012
Subordinated notes and debentures                                                                 1,014,400
Other liabilities                                                                                 1,840,245
                                                                                               ------------
Total liabilities                                                                                50,560,708
                                                                                               ------------

EQUITY CAPITAL

Common stock                                                                                       942,284
Surplus                                                                                            731,319
Undivided profits and capital
         reserves                                                                                2,544,303
Net unrealized holding gains (losses)
         on available-for-sale securities                                                          (19,449)
Cumulative foreign currency
         translation adjustments                                                                   (13,034)
                                                                                               -----------
Total equity capital                                                                             4,185,423
                                                                                               -----------
Total liabilities and equity capital                                                           $54,746,131
                                                                                               ===========

         I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


         J. Carter Bacot   )
         Thomas A. Renyi   )        Directors
         Alan R. Griffith  )